GUARDION®
HEALTH SCIENCES

Corporate Presentation
Nasdaq: GHSI

March 2021



FORWARD LOOKING STATEMENT

This presentation of Guardion Health Sciences, Inc. (the “company,” “Guardion,” “we,” “us,” or “our”) includes "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These statements relate to future events or to our future financial performance and involved known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include statements or assumptions about our plans, strategies, financial performance, financing plans, prospects, capital structure, cash flow, liquidity, goals and objectives for future operations or growth or future events. As a result, our actual results, performance or achievements may differ materially from those expressed or implied by these forward-looking statements. These statements may be identified by the use of words like "anticipate", "believe", "estimate", "expect", "intend", "may", "plan", "will", "should", "seek" and similar expressions and include any projections or estimates set forth herein. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the company and its management team, are inherently uncertain. A more complete description of these risks and uncertainties can be found in the company’s filings with the U.S. Securities and Exchange Commission available for free at www.sec.gov. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. We undertake no obligation to update any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

About Guardion Health Sciences

Guardion Health Sciences (NASDAQ: GHSI), is a clinical nutrition and diagnostics company. GHSI offers a portfolio of science-based, clinically supported nutritional supplements, medical foods, and diagnostic products that support healthcare professionals, their patients, and consumers in achieving health goals

Medical Foods/Supplements

NutriGuard™ — NUTRITION YOU CAN BELIEVE IN

Ocular

LUMEGA-Z® Advanced Ocular Health Medical Food

GlaucoCetin®

Immune

ImmuneSF

Diagnostics Equipment

VECTORVISION®

mapcatSF®

AcQviz™

Investment Highlights

- Differentiated and established product portfolio of proven nutrition, medical foods, and diagnostic devices with a historical focus in ocular health and immune health
  - Commercial-stage products with potential to scale revenue in both U.S. and foreign markets
  - Strong product efficacy claims driven by clinical evidence that drive differentiation and value
- Proven and capable leadership team, Board of Directors, Science Advisory Board, and Medical Advisory Board to execute corporate strategy and support innovation
- Healthy balance sheet provides flexibility for corporate "runway" and potential acquisitions

Key Metrics

Trading Symbol	GHSI
Exchange	Nasdaq
Recent Price (as of 3/11/21)	$2.89
Shares Outstanding (as of 3/11/21)	~ 24.4 M (1)
Cash Balance (as of 2/26/21)	~ $44M
52-Week Range	$0.99 - $8.40
FY End	Dec. 31

(1) Adjusted for recent reverse stock split

Company's Business Segments by Revenue %
(9-month period ended Sept 30, 2020)


15%
85%
Medical Foods and Nutraceuticals
Medical Devices

Nutrition – Large, Growing, Global Market

All segments - supplements, clinical nutrition & medical foods - showing strong growth

Global Supplement and Medical Food Market Size and Growth (2020- 2030)



Market Value (US $ Bn)
350
300
250
200
150
100
50
0
CAGR (overall) = 7.9%
152.9
17.4
18.5
113
0.7 Eye Health Medical Food
3.3 Eye Health Supplements
326.1
37.7
32.5
248.5
1.3 Eye Health Medical Food
6.1 Eye Health Supplements
2020
2030

Global Players

Anticipated Industry Growth Rates

Market	CAGR (2020-2030)
Immune Supplements	8.3%
Eye Health Supplements	6.3%
Eye Health Medical Food	6.4%

Sources: Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse estimates, Global Market Insights report Feb 2019.

Clinical Nutrition Industry

- FOOD
- VITAMINS & SUPPLEMENTS
- CLINICALLY SUPPORTED NUTRITION
  - ➔ Evidence Based
  - ➔ Clinically Supported
  - ➔ Medically Endorsed/Supervised
- PHARMACEUTICALS

Abbott Nutrition

FRESENIUS KABI

Nestlé HealthScience

DANONE ONE PLANET. ONE HEALTH

MeadJohnson Nutrition

Sources: Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse estimates, Global Market Insights report Feb 2019.

Growth Drivers of Clinically Supported Nutrition

- **Increasing awareness** of the importance of nutrition
- Growing body of research demonstrating **benefits of nutrition**
- Increasing **geriatric population** with unique nutritional needs
- Increasing **rate of chronic illness** that may benefit from nutrition / medical food
- Specific to eye care, publication of highly prominent AREDS study
- COVID has made consumers more focused on Immune support

Sources: Transparency Market Research; Persistence Market Research; Market Watch, Guidehouse.

Ocular Health

Opportunity in the Large Ocular Health Sector

The ocular nutrition market is expected to grow at a 6% CAGR, driven by Age-related Macular Degeneration ("AMD") and glaucoma, which are primary treatment focus areas of Guardion



Market Value (US $ Bn)
8
7
6
5
4
3
2
1
0
CAGR = 6.4%
4.0
0.8
0.4
0.2
1.2
1.4
7.4
1.5
0.8
0.3
2.1
2.7
2020
2030
AMD
Cataract
Dry Eye Syndrome
Glaucoma
Non-Specific Ocular Indications

Market*	CAGR (2020-2030)
Glaucoma	7.2%
AMD	6.8%
Cataract	5.8%
Dry Eye Syndrome	4.1%

*Medical food breakdown by indication is not available and revenues are included in non-specific ocular indications

Sources: Transparency Market Research; Persistence Market Research, Guidehouse.

Company's Ocular Health Products

GUARDION HEALTH SCIENCES



Lumega-Z ("LMZ"):
Designed to replenish and restore the macular protective pigment. A depleted macular pigment is a risk factor for macular degeneration



GlaucoCetin
Designed to support and protect the mitochondrial function of optic nerve cells and improve blood flow in the ophthalmic artery in patients with glaucoma



MapcatSF
The Company licensed a proprietary technology, embodied in the Company's medical device, the MapcatSF, that accurately measures the macular pigment optical density



CSV-2000
Standardized contrast sensitivity testing device. The CSV-2000 is an all-in-one computer-generated vision testing instrument that provides the full suite of tests

Ocular Health Growth Initiatives

- Grow the current customer base by leveraging technology to increase awareness
  - Increase consumer awareness with increased marketing
  - Improve the customer experience
- Strengthen relationship with eye care providers
  - Highly-targeted virtual education programs to decrease reliance on in-office visits
  - Add resources to educate and sell to practitioners
- Strengthen clinical evidence for our products to create differentiation
  - New studies to demonstrate the value of Lumega-Z for ocular health
  - GlaucoCetin trial to be conducted at the prestigious Wills Eye Institute
- Increased focus on manufacturing and logistics to improve the products and decrease costs

Immune Health

Opportunity in A Growing Sector

Immune Health $37.7 Billion


Market Value (US $ Bn)
40
35
30
25
20
15
10
5
0
CAGR = 8.3%
17.4
37.7
2020
2030

Key Market Drivers

- Increasing health consciousness and awareness of nutrition among patients and providers
- Growing at-risk geriatric population
- Rising rate of chronic immune illnesses
- High global societal awareness and demand for immune health products due to COVID-19 pandemic

Sources: Transparency Market Research; Persistence Market Research, Guidehouse.

Company’s Immune Health Products

GUARDION HEALTH SCIENCES



NutriGuard

NutriGuard ImmuneSF
Nutritional supplement product developed under the Nutriguard brand, designed to support effective immune function



Astramern Astra H
Malaysia Customized, “private label” product that contains specifically formulated herbs to support effective immune function



Astramern Astra V
Malaysia Customized, “private label” product that contains specifically formulated vitamins to support effective immune function

Immune Health Growth Initiatives

- Grow the current customer base by leveraging technology to increase awareness
  - Expand distribution via third party eCommerce platforms
  - Improved technology interface (GHSI website, GHSI eCommerce platform, etc.)
- Evaluate international markets to increase sales
  - Products pending final regulatory approvals in Malaysia and China
- Strengthen clinical evidence to create differentiation
- Increased focus on manufacturing and logistics to improve the products and decrease costs
  - Improved packaging; Evaluating fulfillment options

Growth Strategy

Current Growth Initiatives

1. Evaluate merger and acquisition opportunities

- Build product portfolio
- Build and strengthen distribution channels
- Accelerate and diversify top line revenue and EBITDA
- Accelerate Digital Solutions/Digital Platform
- Accelerate evidence-based initiatives
- Immediate and ongoing evaluation

2. Building of the Company's customer base

- Conducting consumer research
- Leverage technology to increase awareness and customer experience
- Implement digital marketing to both consumers and health care practitioners
- TV ads to run in a test market
- Expand distribution via third party eCommerce platforms

3. Strengthen the relationship with the health care providers

- Developing highly-targeted virtual education programs
- Developing professional education for eye care professionals

Current Growth Initiatives (continued)

4. Strengthen clinical evidence to create differentiation

- New studies to demonstrate the value of Lumega-Z for a wider range of macular degeneration patients
- New studies show benefit of Lumega-Z for other conditions: glaucoma and diabetic retinopathy
- First major trial of GlaucoCetin to be conducted at the prestigious Wills Eye Institute
- Studies to show increased efficacy of GHSI medical foods when combined with prescription drug

5. Focus on manufacturing and logistics to improve the product and/or decrease costs

- Optimize product format
- Evaluating manufacturers and fulfillment options

6. Evaluating international markets to increase sales

- Products pending regulatory approvals

Leadership Team



Bret Scholtes
Director
Chief Executive Officer
President



David W. Evans, PhD
Director
Chief Science Officer



Andrew Schmidt
Vice President and Chief Financial Officer



Susan Klein, ND
Director of Medical Education



Robert N. Weingarten
Chairman



Mark Goldstone
Director



Kelly J. Anderson Director



Donald A. Gagliano, MD
Director



GUARDION® HEALTH SCIENCES

FOR MORE INFORMATION:

Investor Relations
CORE IR
Scott Arnold
(516) 222-2560
scotta@coreir.com

guardionhealth.com